EXHIBIT 24


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                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of September, 1994.



                              s/Joseph F. Caligiuri
                              Joseph F. Caligiuri

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of September, 1994.



                              s/Sylvester D. Herlihy
                              Sylvester D. Herlihy

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of September, 1994.



                              s/Leon Machiz
                              Leon Machiz

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of September, 1994.



                              s/Frederick S. Wood
                              Frederick S. Wood

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of September, 1994.



                              s/J. S. Webb
                              J. S. Webb

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of September, 1994.



                              s/George Weissman
                              George Weissman

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of September, 1994.



                              s/David Shaw
                              David Shaw




                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of September, 1994.




                              s/Alvin E. Friedman
                              Alvin E. Friedman

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of September, 1994.



                              s/Gerald J. Berkman
                              Gerald J. Berkman

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of September, 1994.


                              s/Frederic Salerno
                              Frederic Salerno

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of September, 1994.


                              s/Ehud Houminer
                              Ehud Houminer

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of September, 1994.


                              s/Salvatore J. Nuzzo
                              Salvatore J. Nuzzo

                    POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          The undersigned does hereby make, constitute and appoint Raymond Sadowski and David R. Birk and each of them, his attorneys-in-fact and agents with full power of substitution, to execute for him and in his behalf in any and all capacities an Annual Report on Form 10-K , any amendments thereto, and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of September, 1994.


                              s/Roy Vallee
                              Roy Vallee